UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 21, 2012

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD
KILGORE, TEXAS (Address of principal executive offices)		75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

                On July 31, 2012, Martin Midstream Partners L.P. (the “Partnership”) completed the previously announced sale of its East Texas and Northwest Louisiana natural gas gathering and processing assets owned by Prism Gas Systems I, L.P., a wholly-owned subsidiary of the Partnership, and certain other natural gas gathering and processing assets also owned by the Partnership, to CenterPoint Energy Field Services, LLC, an indirect, wholly-owned subsidiary of CenterPoint Energy Inc.  In consideration of the sale of these assets, the Partnership received net cash proceeds of $273.3 million subject to certain purchase price adjustments.

Additionally, the Partnership has reached agreement with a private investor group to sell its interest in Matagorda Offshore Gathering System (“Matagorda”) and Panther Interstate Pipeline Energy LLC (“PIPE”) for $2.0 million, in cash.  This sale is expected to be completed in the third quarter of 2012.

The assets described above collectively are referred to herein as the Prism Assets.

For reporting purposes, the results of operations of the Prism Assets are included as income from discontinued operations in this Current Report on Form 8-K.

Capitalized terms used in Exhibits 99.1, 99.2, and 99.3 hereto shall have the meanings given to them in our original Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed by the Partnership with the Securities and Exchange Commission on May 7, 2012 (the “March 2012 Form 10-Q”).

The March 2012 Form 10-Q is revised by this Current Report on Form 8-K to reflect the presentation of the Prism Assets in discontinued operations as follows:

The Unaudited Consolidated and Condensed Financial Statements of the Partnership included herein as Exhibit 99.1 supersede Part I, Item 1 in the March 2012 Form 10-Q; and

The Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) of the Partnership included herein as Exhibit 99.2 supersedes Part I, Item 2 in the March 2012 Form 10-Q; and

 The Quantitative and Qualitative Disclosures about Market Risk of the Partnership included herein as Exhibit 99.3 supersedes Part I, Item 3 in the March 2012 Form 10-Q.

Other than the revisions noted above, we have made no attempt to revise or update our March 2012 Form 10-Q for events occurring after the original filing of the March 2012 Form 10-Q.

This Current Report on Form 8-K should be read in conjunction with the March 2012 Form 10-Q.  Any references herein to Part I, Item 1 of the March 2012 Form 10-Q refer to Exhibit 99.1, any references herein to Part I, Item 2 of the March 2012 Form 10-Q refer to Exhibit 99.2, and any references herein to Part I, Item 3 of the March 2012 Form 10-Q refer to Exhibit 99.3.  From and after the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements and MD&A for period ended March 31, 2012 should be made to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1    Item 1.  Financial Statements
99.2    Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3    Item 3.  Quantitative and Qualitative Disclosures about Market Risk

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P. By: Martin Midstream GP LLC, Its General Partner
Date August 21, 2012	By: /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1  Item 1.  Financial Statements
99.2  Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3  Item 3.  Quantitative and Qualitative Disclosures about Market Risk